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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Haverty Furniture Companies, Inc. (the "Company") on Form 10-K for the period ended December 31, 2004 (the "Report"), I, Clarence H. Smith, President and Chief Executive Officer of the Company, and I, Dennis L. Fink, Executive Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

      (1)   to my knowledge, the Report fully complies with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2005                             /s/ Clarence H. Smith
                                                 -------------------------------
                                                 Clarence H. Smith
                                                 President and
                                                 Chief Executive Officer

                                                 /s/ Dennis L. Fink
                                                 -------------------------------
                                                 Dennis L. Fink
                                                 Executive Vice President and
                                                 Chief Financial Officer

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